UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 28, 2009

Marsh & McLennan Companies, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-5998	36-2668272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,

New York, NY 10036

(Address of principal executive offices) (Zip Code)

(212) 345-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, during such period Marsh & McLennan Companies, Inc. (“MMC”) classified Kroll Government Services (“KGS”), a subsidiary of Kroll, as a discontinued operation. In order to reflect this classification, MMC has attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, amended presentations of the following sections of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008:

¡	Item 6. Selected Financial Data;

¡	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

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Item 8. Financial Statements and Supplementary Data (including segment data and related disclosures contained in MMC’s audited consolidated financial statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

12.1	Amended Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Amended Item 6. Selected Financial Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

Date: August 28, 2009	By:	/s/ LUCIANA FATO
		Name:	Luciana Fato
		Title:	Deputy General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

12.1	Amended Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Amended Item 6. Selected Financial Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the disclosure therein that is restated by exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future events or results, use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “intend,” “plan,” “project” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” For example, we may use forward-looking statements when addressing topics such as: market and industry conditions, including competitive and pricing trends; changes in our business strategies and methods of generating revenue; the development and performance of our services and products; changes in the composition or level of MMC’s revenues; our cost structure and the outcome of cost-saving or restructuring initiatives; the outcome of contingencies; dividend policy; the expected impact of acquisitions and dispositions; pension obligations; cash flow and liquidity; future actions by regulators; and the impact of changes in accounting rules.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include:

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the potential impact of an adverse ruling in, or the settlement of, the purported securities class action against MMC, Marsh and certain of their former officers concerning the late 2004 decline in MMC’s share price and the purported ERISA class action pending against MMC and various current and former employees, officers and directors on behalf of participants and beneficiaries of an MMC retirement plan, both of which are scheduled for trial in early 2010;

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our exposure to potential liabilities arising from errors and omissions claims against us, including claims of professional negligence in providing actuarial services, such as those alleged by the Alaska Retirement Management Board in a pending lawsuit against Mercer that is scheduled for trial in the spring of 2010;

¡	the impact of current financial market conditions on our results of operations and financial condition;

¡	the potential impact of legislative, regulatory, accounting and other initiatives which may be taken in response to the current financial crisis;

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our ability to meet our financing needs by generating cash from operations and accessing external financing sources, including the impact of current economic conditions on our cost of financing or ability to borrow;

¡	the potential impact of rating agency actions on our cost of financing and ability to borrow, as well as on our operating costs and competitive position;

¡	the impact on our net income caused by fluctuations in foreign exchange rates;

¡	changes in the funded status of our global defined benefit pension plans and the impact of any increased pension funding resulting from those changes;

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the impact on risk and insurance services commission revenues of changes in the availability of, and the premiums insurance carriers charge for, insurance and reinsurance products, including the impact on premium rates and market capacity attributable to catastrophic events;

¡	the extent to which we retain existing clients and attract new business, and our ability to incentivize and retain key employees;

¡	the challenges we face in achieving profitable revenue growth and improving operating margins at Marsh;

¡	the impact on our consulting segment of pricing trends, utilization rates, the general economic environment and legislative changes affecting client demand;

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the impact of competition, including with respect to pricing, the emergence of new competitors, and the fact that many of Marsh’s competitors are not constrained in their ability to receive contingent commissions;

¡	our ability to successfully obtain payment from our clients of the amounts they owe us for work performed;

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the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which we operate, particularly given the global scope of our businesses and the possibility of conflicting regulatory requirements across the jurisdictions in which we do business;

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our exposure to potential criminal sanctions or civil remedies if we fail to comply with foreign and U.S. laws and regulations that are applicable to our international operations, including import and export requirements, U.S. laws such as the Foreign Corrupt Practices Act, and local laws prohibiting corrupt payments to government officials;

¡	our ability to make strategic acquisitions and dispositions and to integrate, and realize expected synergies, savings or strategic benefits from, the businesses we acquire;

¡	our ability to successfully recover should we experience a disaster or other business continuity problem;

¡	changes in applicable tax or accounting requirements; and

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potential income statement effects from the application of FIN 48 (“Accounting for Uncertainty in Income Taxes”) and SFAS 142 (“Goodwill and Other Intangible Assets”), including the effect of any subsequent adjustments to the estimates MMC uses in applying these accounting standards.

The factors identified above are not exhaustive. MMC and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, MMC cautions readers not to place undue reliance on its forward-looking statements, which speak only as of the dates on which they are made. MMC undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made. Further information concerning MMC and its businesses, including information about factors that could materially affect our results of operations and financial condition, is contained in MMC’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of MMC’s most recently filed Annual Report on Form 10-K.